UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 29, 2004

                           GENERAL BEARING CORPORATION
             (Exact name of registrant as specified in its charter)

                          ----------------------------

         Delaware                     0-22053                    13-2796245
(State or other jurisdiction  (Commission file number)         (I.R.S. Employer
     of incorporation)                                       Identification No.)

               (Address of principal executive offices) (Zip Code)
44 High Street                  West Nyack, New York                       10994

                                  845-358-6000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On October 29, 2004, the board of directors of the Company adopted a Code of Conduct as required by NASDAQ Marketplace Rule 4350(n).

Item 9.01. Financial Statements and Exhibits.

      Exhibits.

14. Code of Conduct

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2004                        General Bearing Corporation


                                              By: /s/ John E. Stein
                                                  -----------------
                                              Name: John E. Stein
                                              Title: Secretary & General Counsel